                      NEW SUBSIDIARY CONSULTING AGREEMENT

         THIS NEW SUBSIDIARY CONSULTING AGREEMENT ("Agreement"), is executed as of the 25th day of July 1997 by and among JORDAN INDUSTRIES, INC., an Illinois corporation (hereinafter referred to as the "Consultant"), JII, Inc., a Delaware corporation and each of the other parties a signatory hereto (hereinafter collectively referred to as the "Company").


                               W I T N E S E T H:
                               - - - - - - - - -

         WHEREAS, the Consultant has and/or has access to personnel who are highly skilled in the field of rendering advice to businesses and financial advice to the Company;

         WHEREAS, the Board of Directors of the Company has been made fully aware of the relationships of certain members of the Company's Board of Directors to the Consultant;

         WHEREAS, the Company's Board of Directors has reviewed in detail and discussed the terms and provisions of this Agreement and the fairness of this Agreement and whether more favorable agreements for the Company could be obtained from unaffiliated third parties; and

         WHEREAS, on the basis of its review of this Agreement, the Board of Directors of the Company deemed it advisable and in the best interests of the Company and necessary to the conduct, promotion, and attainment of the business objectives of the Company that the Company retain Consultant to provide business and financial advice to the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto do hereby agree as follows:

         1. The Company hereby retains the Consultant, through the Consultant's own personnel or through personnel available to the Consultant, to render consulting services from time to time to the Company and its direct and indirect subsidiaries (whether now existing or hereafter acquired) in connection with their business affairs. Consultant shall render such services to the Company and/or its direct and indirect subsidiaries in good faith and in accordance with professional standards and applicable law. The term of this Agreement shall commence the date hereof and continue until December 31, 2007, unless extended, or sooner terminated, as provided in Section 6 below. The Consultant's personnel shall be reasonably available to the Company's managers, auditors and other personnel for consultation and advice pursuant to this Agreement, subject to Consultant's reasonable convenience and scheduling. Services may be rendered at the Consultant's offices or at such other locations selected by the Consultant as the Company and the Consultant shall from time to time agree.

         2. Consultant shall be obligated to present to the Company all acquisition, business and investment opportunities identified by the Consultant that relate to manufacturing, assembly, distribution or marketing of products and services in the telecommunications and data communications industry, and will not permitted to purse such opportunities or present such opportunities to third parties unless the Company determines not to pursue such opportunities or consents thereto, provided that this obligation will apply only to Consultant, and will not apply to any stockholders of affiliates of the Consultant, including The Jordan Company. This Agreement will not prohibit, and Consultant's stockholders and affiliates will not be prohibited from, pursuing such opportunities or offering them to third parties without the Company's consent.

         3. Subject to Section 5 hereof, the Company shall pay to the Consultant a consulting services fee of one percent (1%) of the net sales of the Company and its subsidiaries, without duplication, payable quarterly in arrears on the March 31, June 30, September 30 and December 31 of each year, starting with a pro rata payment on September 30, 1997 for the period from the date hereof through September 30, 1997. Notwithstanding and in addition to the foregoing, if the Consultant renders services to the Company outside the ordinary course of business, the Company shall pay an additional amount equal to the value of such extraordinary services rendered by the Consultant as may be separately agreed to between the Consultant and the Company.

         4. The Company shall promptly reimburse Consultant for out-of-pocket expenses (including, without limitation, an allocable amount of the Consultant's overhead expenses attributable to the Company and its direct and indirect subsidiaries, determined on actual usage, percentage revenue or such other basis as Consultant may determine), incurred by the Consultant and its personnel in performing services hereunder to the Company and its direct and indirect subsidiaries upon the Consultant rendering a statement therefor, together with such supporting data as the Company shall reasonably require.

         5. Notwithstanding the foregoing, the Company shall not be required to pay the fees under Section 3, (a) if and to the extent expressly prohibited by the provisions of any credit, stock, financing or other agreements or instruments binding upon the Company, its subsidiaries or properties, (b) if the Company has not paid cash interest on any interest payment date or has postponed or not made any principal payments with respect to any of their indebtedness on any scheduled payment dates, or (c) if the Company has not paid cash dividends on any dividend payment date as set forth in its certificate of incorporation or as declared by its Board of Directors, or has postponed or not made any redemptions on any redemption date as set forth in its certificate of incorporation or any certificate of designation with respect to its preferred stock, if any. Any payments otherwise owed hereunder, which are not made for any of the above-mentioned reasons, shall not be canceled but rather accrue, and shall be payable by the Company promptly when, and to the extent, that the Company is no longer prohibited from making such payments and when the Company has become current with respect to such principal or interest payments, has become current with respect to such dividends and has made such redemptions with respect to such preferred stock, if any. Any payment required hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum. This Section 5 will not, in any event, restrict or limit the Company's obligations under Sections 4, 9 and 10, which will be absolute and not subject to set-off.

         6. This Agreement shall be automatically renewed for successive one-year terms starting December 31, 2007 unless either party hereto, within sixty (60) days prior to the scheduled renewal date, notifies the other party as to its election to terminate this Agreement. Notwithstanding the foregoing, this Agreement may be terminated by not less than ninety (90) days' prior written notice from the Company to the Consultant at any time after (a) substantially all of the stock or substantially all of the assets of the Company or all of its subsidiaries are sold to an entity unaffiliated with the Consultant and/or a majority of the Company stockholders immediately prior to the sale, or (b) the Company is merged or consolidated into another entity unaffiliated with the Consultant and/or a majority of the Company's stockholders immediately prior to such merger and the Company is not the survivor of such transaction. Subject to the foregoing, the Agreement will not be terminated as a result of any Company ceasing to be a subsidiary of Jordan Industries, Inc. for financial reporting or other purposes.

         7. The Consultant shall have no liability to the Company on account of (a) any advice which it renders to the Company or any of its direct or indirect subsidiaries, provided the Consultant believed in good faith that such advice was useful or beneficial to the Company or any of its direct or indirect subsidiaries at the time it was rendered, or (b) the Consultant's inability to obtain financing or achieve other results desired by the Company (or any of its direct or indirect subsidiaries) or Consultant's failure to render services to the Company at any particular time or from time to time, or
(c) the failure of any acquisition, divestiture, financing or business plan to meet the financial, operating, or other expectations of the Company or any of direct or indirect subsidiaries. The Company's and any of its direct or indirect subsidiaries' sole remedy for any claim under this Agreement shall be termination of this Agreement.

         8. Notwithstanding anything contained in this Agreement to the contrary, but subject to Section 2, the Company agrees and acknowledges for itself and on behalf of its direct and indirect subsidiaries that the Consultant, TJC Management Corporation, The Jordan Company, MCIT PLC, Jordan/Zalaznick Capital Company, Leucadia National Corporation or any affiliates of any of the foregoing (collectively, the "Jordan Affiliates") and their respective shareholders, partners, employees, directors and agents intend to engage and participate in acquisitions and business transactions outside of the scope of the relationship created by this Agreement and neither the Consultant, any of the Jordan Affiliates nor any of their respective shareholders, partners, employees, directors or agents shall be under any obligation whatsoever to make such acquisitions or business transactions through the Company or any of its direct or indirect subsidiaries or offer such acquisitions or business transactions to the Company or any of its direct or indirect subsidiaries.

         9. The Company will, and will cause each of its direct and indirect subsidiaries to, indemnify and hold harmless to the fullest extent permitted by applicable law the Consultant, its affiliates and associates, each of the Jordan Affiliates, and each of the respective owners, partners, officers, directors, employees and agents of each of the foregoing, from and against any loss, liability, damage, claim or expenses (including the fees and expenses of counsel) arising as a result or in connection with this Agreement, the Consultant's services hereunder or other activities on behalf of the Company and its subsidiaries.

         10. Any payments paid by the Company under this Agreement shall not be subject to set-off and shall be increased by the amount, if any, of any taxes (other than income taxes) or other governmental charges levied in respect of such payments, so that the Consultant is made whole for such taxes or charges.

         11. (a) This Agreement may not be modified, waived, terminated or amended except expressly by an instrument in writing signed by the Consultant and the Company.

             (b) This Agreement may be assigned by either party hereto without the consent of the other party, provided, however, such assignment shall not relieve such party from its obligations hereunder. Any assignment of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

             (c) In the event that any provision of this Agreement shall be held to be void or unenforceable in whole or in part, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

             (d) Except as otherwise specifically provided herein, notice given hereunder shall be deemed sufficient if delivered personally or sent by registered or certified mail to the address of the party for whom intended at the principal executive offices of such party, or at such other address as such party may hereinafter specify by written notice to the other party.

             (e) If at any time after the date upon which this Agreement is executed, the Company acquires or creates one or more subsidiary corporations (a "Subsequent Subsidiary"), the Company shall cause such Subsequent Subsidiary to be subject to this Agreement and all references herein to the Company's "direct and indirect subsidiaries" shall be interpreted to include all Subsequent Subsidiaries.

             (f) Each subsidiary of the Company shall be jointly and severally liable and obligated hereunder with respect to each obligation, responsibility and liability of the Company, as if a direct obligation of such subsidiary.

             (g) No waiver by either party of any breach of any provision of this Agreement shall be deemed a continuing waiver or a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained.

             (h) Except as provided by that certain Termination Agreement, of even date herewith, by and among certain of the parties hereto, this Agreement sets forth the entire understanding of the Company and the Consultant, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof.

             (i) The Consultant and its personnel shall, for purposes of this Agreement, be independent contractors with respect to the Company.

             (j) This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       JORDAN INDUSTRIES, INC.


                                       By:
                                          ------------------------------------
                                            Name: Gordon L. Nelson, Jr.
                                                     Senior Vice President

                                       TJC MANAGEMENT CORPORATION


                                       By:
                                          ------------------------------------
                                            Name: G. Robert Fisher
                                                     Secretary

                                       JII, INC.
                                       JI PROPERTIES, INC.
                                       J.I. FINANCE COMPANY
                                       CAPE CRAFTSMAN, INC.
                                       WELCOME HOME, INC.
                                       HOME AGAIN STORES, INC.
                                       SPL HOLDINGS, INC.
                                       VALMARK INDUSTRIES, INC.
                                       PAMCO PRINTED TAPE & LABEL CO., INC.
                                       SALES PROMOTION ASSOCIATES, INC.
                                       SEABOARD FOLDING BOX CORPORATION
                                       BEEMAK PLASTICS, INC.
                                       JII/SALES PROMOTION ASSOCIATES, INC.
                                       THE OLD IMPERIAL ELECTRIC COMPANY
                                       THE OLD SCOTT MOTORS COMPANY
                                       OLD GEAR RESEARCH, INC.
                                       DACCO, INCORPORATED
                                       DETROIT TRANSMISSION PRODUCTS CO.
                                       DACCO/DETROIT OF OHIO, INC.
                                       ABC TRANSMISSION PARTS
                                         WAREHOUSE, INC.
                                       DACCO/DETROIT OF MINNESOTA, INC
                                       DACCO/DETROIT OF INDIANA, INC.
                                       DACCO/DETROIT OF
                                         NORTH CAROLINA, INC.
                                       DACCO/DETROIT OF MEMPHIS, INC.
                                       DACCO/DETROIT OF ALABAMA, INC.
                                       DACCO/DETROIT OF MICHIGAN, INC.
                                       DACCO/DETROIT OF TEXAS, INC.
                                       DACCO/DETROIT OF WEST VIRGINIA, INC.
                                       BORG MANUFACTURING

                                       NASHVILLE TRANSMISSION PARTS, INC.
                                       DACCO/DETROIT OF FLORIDA, INC.
                                       DACCO/DETROIT OF COLORADO, INC.
                                       DACCO/DETROIT OF MISSOURI, INC.
                                       DACCO/DETROIT OF ARIZONA, INC.
                                       DACCO/DETROIT OF NEBRASKA, INC.
                                       DACCO/DETROIT OF NEW JERSEY, INC.
                                       DACCO/DETROIT OF OKLAHOMA, INC.
                                       DACCO/DETROIT OF
                                         SOUTH CAROLINA, INC.
                                       DACCO INTERNATIONAL, INC.
                                       PARSONS PRECISION PRODUCTS, INC.
                                       SATE-LITE MANUFACTURING COMPANY
                                       RIVERSIDE BOOK AND BIBLE HOUSE,
                                         INCORPORATED


                                       By:
                                          ------------------------------------
                                            Name: Thomas H. Quinn
                                                     Authorized Officer

Exhibit 10.19

                      NEW SUBSIDIARY CONSULTING AGREEMENT


         THIS NEW SUBSIDIARY CONSULTING AGREEMENT ("Agreement"), is executed as of the 25th day of July 1997 by and among JORDAN INDUSTRIES, INC., an Illinois corporation (hereinafter referred to as the "Consultant"), JORDAN TELECOMMUNICATION PRODUCTS, INC., a Delaware corporation and each of the other parties a signatory hereto (hereinafter collectively referred to as the "Company").


                               W I T N E S E T H:
                               - - - - - - - - -

         WHEREAS, the Consultant has and/or has access to personnel who are highly skilled in the field of rendering advice to businesses and financial advice to the Company;

         WHEREAS, the Board of Directors of the Company has been made fully aware of the relationships of certain members of the Company's Board of Directors to the Consultant;

         WHEREAS, the Company's Board of Directors has reviewed in detail and discussed the terms and provisions of this Agreement and the fairness of this Agreement and whether more favorable agreements for the Company could be obtained from unaffiliated third parties; and

         WHEREAS, on the basis of its review of this Agreement, the Board of Directors of the Company deemed it advisable and in the best interests of the Company and necessary to the conduct, promotion, and attainment of the business objectives of the Company that the Company retain Consultant to provide business and financial advice to the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto do hereby agree as follows:

         1. The Company hereby retains the Consultant, through the Consultant's own personnel or through personnel available to the Consultant, to render consulting services from time to time to the Company and its direct and indirect subsidiaries (whether now existing or hereafter acquired) in connection with their business affairs. Consultant shall render such services to the Company and/or its direct and indirect subsidiaries in good faith and in accordance with professional standards and applicable law. The term of this Agreement shall commence the date hereof and continue until December 31, 2007, unless extended, or sooner terminated, as provided in Section 6 below. The Consultant's personnel shall be reasonably available to the Company's managers, auditors and other personnel for consultation and advice pursuant to this Agreement, subject to Consultant's reasonable convenience and scheduling. Services may be rendered at the Consultant's offices or at such other locations selected by the Consultant as the Company and the Consultant shall from time to time agree.

         2. Consultant shall be obligated to present to the Company all acquisition, business and investment opportunities identified by the Consultant that relate to manufacturing, assembly, distribution or marketing of products and services in the telecommunications and data communications industry, and will not permitted to purse such opportunities or present such opportunities to third parties unless the Company determines not to pursue such opportunities or consents thereto, provided that this obligation will apply only to Consultant, and will not apply to any stockholders of affiliates of the Consultant, including The Jordan Company. This Agreement will not prohibit, and Consultant's stockholders and affiliates will not be prohibited from, pursuing such opportunities or offering them to third parties without the Company's consent.

         3. Subject to Section 5 hereof, the Company shall pay to the Consultant a consulting services fee of one percent (1%) of the net sales of the Company and its subsidiaries, without duplication, payable quarterly in arrears on the March 31, June 30, September 30 and December 31 of each year, starting with a pro rata payment on September 30, 1997 for the period from the date hereof through September 30, 1997. Notwithstanding and in addition to the foregoing, if the Consultant renders services to the Company outside the ordinary course of business, the Company shall pay an additional amount equal to the value of such extraordinary services rendered by the Consultant as may be separately agreed to between the Consultant and the Company.

         4. The Company shall promptly reimburse Consultant for out-of-pocket expenses (including, without limitation, an allocable amount of the Consultant's overhead expenses attributable to the Company and its direct and indirect subsidiaries, determined on actual usage, percentage revenue or such other basis as Consultant may determine), incurred by the Consultant and its personnel in performing services hereunder to the Company and its direct and indirect subsidiaries upon the Consultant rendering a statement therefor, together with such supporting data as the Company shall reasonably require.

         5. Notwithstanding the foregoing, the Company shall not be required to pay the fees under Section 3, (a) if and to the extent expressly prohibited by the provisions of any credit, stock, financing or other agreements or instruments binding upon the Company, its subsidiaries or properties, (b) if the Company has not paid cash interest on any interest payment date or has postponed or not made any principal payments with respect to any of their indebtedness on any scheduled payment dates, or (c) if the Company has not paid cash dividends on any dividend payment date as set forth in its certificate of incorporation or as declared by its Board of Directors, or has postponed or not made any redemptions on any redemption date as set forth in its certificate of incorporation or any certificate of designation with respect to its preferred stock, if any. Any payments otherwise owed hereunder, which are not made for any of the above-mentioned reasons, shall not be canceled but rather accrue, and shall be payable by the Company promptly when, and to the extent, that the Company is no longer prohibited from making such payments and when the Company has become current with respect to such principal or interest payments, has become current with respect to such dividends and has made such redemptions with respect to such preferred stock, if any. Any payment required hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum. This Section 5 will not, in any event, restrict or limit the Company's obligations under Sections 4, 9 and 10, which will be absolute and not subject to set-off.

         6. This Agreement shall be automatically renewed for successive one-year terms starting December 31, 2007 unless either party hereto, within sixty (60) days prior to the scheduled renewal date, notifies the other party as to its election to terminate this Agreement. Notwithstanding the foregoing, this Agreement may be terminated by not less than ninety (90) days' prior written notice from the Company to the Consultant at any time after (a) substantially all of the stock or substantially all of the assets of the Company or all of its subsidiaries are sold to an entity unaffiliated with the Consultant and/or a majority of the Company stockholders immediately prior to the sale, or (b) the Company is merged or consolidated into another entity unaffiliated with the Consultant and/or a majority of the Company's stockholders immediately prior to such merger and the Company is not the survivor of such transaction. Subject to the foregoing, the Agreement will not be terminated as a result of any Company ceasing to be a subsidiary of Jordan Industries, Inc. for financial reporting or other purposes.

         7. The Consultant shall have no liability to the Company on account of (a) any advice which it renders to the Company or any of its direct or indirect subsidiaries, provided the Consultant believed in good faith that such advice was useful or beneficial to the Company or any of its direct or indirect subsidiaries at the time it was rendered, or (b) the Consultant's inability to obtain financing or achieve other results desired by the Company (or any of its direct or indirect subsidiaries) or Consultant's failure to render services to the Company at any particular time or from time to time, or
(c) the failure of any acquisition, divestiture, financing or business plan to meet the financial, operating, or other expectations of the Company or any of direct or indirect subsidiaries. The Company's and any of its direct or indirect subsidiaries' sole remedy for any claim under this Agreement shall be termination of this Agreement.

         8. Notwithstanding anything contained in this Agreement to the contrary, but subject to Section 2, the Company agrees and acknowledges for itself and on behalf of its direct and indirect subsidiaries that the Consultant TJC Management Corporation, The Jordan Company, MCIT PLC, Jordan/Zalaznick Capital Company, Leucadia National Corporation or any affiliates of any of the foregoing (collectively, the "Jordan Affiliates") and their respective shareholders, partners, employees, directors and agents intend to engage and participate in acquisitions and business transactions outside of the scope of the relationship created by this Agreement and neither the Consultant, any of the Jordan Affiliates nor any of their respective shareholders, partners, employees, directors or agents shall be under any obligation whatsoever to make such acquisitions or business transactions through the Company or any of its direct or indirect subsidiaries or offer such acquisitions or business transactions to the Company or any of its direct or indirect subsidiaries.

         9. The Company will, and will cause each of its direct and indirect subsidiaries to, indemnify and hold harmless to the fullest extent permitted by applicable law the Consultant, its affiliates and associates, each of the Jordan Affiliates, and each of the respective owners, partners, officers, directors, employees and agents of each of the foregoing, from and against any loss, liability, damage, claim or expenses (including the fees and expenses of counsel) arising as a result or in connection with this Agreement, the Consultant's services hereunder or other activities on behalf of the Company and its subsidiaries.

         10. Any payments paid by the Company under this Agreement shall not be subject to set-off and shall be increased by the amount, if any, of any taxes (other than income taxes) or other governmental charges levied in respect of such payments, so that the Consultant is made whole for such taxes or charges.

         11. (a) This Agreement may not be modified, waived, terminated or amended except expressly by an instrument in writing signed by the Consultant and the Company.

             (b) This Agreement may be assigned by either party hereto without the consent of the other party, provided, however, such assignment shall not relieve such party from its obligations hereunder. Any assignment of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

             (c) In the event that any provision of this Agreement shall be held to be void or unenforceable in whole or in part, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

             (d) Except as otherwise specifically provided herein, notice given hereunder shall be deemed sufficient if delivered personally or sent by registered or certified mail to the address of the party for whom intended at the principal executive offices of such party, or at such other address as such party may hereinafter specify by written notice to the other party.

             (e) If at any time after the date upon which this Agreement is executed, the Company acquires or creates one or more subsidiary corporations (a "Subsequent Subsidiary"), the Company shall cause such Subsequent Subsidiary to be subject to this Agreement and all references herein to the Company's "direct and indirect subsidiaries" shall be interpreted to include all Subsequent Subsidiaries.

             (f) Each subsidiary of the Company shall be jointly and severally liable and obligated hereunder with respect to each obligation, responsibility and liability of the Company, as if a direct obligation of such subsidiary.

             (g) No waiver by either party of any breach of any provision of this Agreement shall be deemed a continuing waiver or a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained.

             (h) Except as provided by that certain Termination Agreement, of even date herewith, by and among certain of the parties hereto, this Agreement sets forth the entire understanding of the Company and the Consultant, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof.

             (i) The Consultant and its personnel shall, for purposes of this Agreement, be independent contractors with respect to the Company.

             (i) This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       JORDAN INDUSTRIES, INC.


                                       By:    /s/ Gordan L. Nelson Jr.
                                          -------------------------------------
                                            Name: Gordon L. Nelson, Jr.
                                                      Senior Vice President


                                       JORDAN TELECOMMUNICATION
                                                PRODUCTS, INC.
                                       JTP INDUSTRIES, INC.
                                       AIM ELECTRONICS CORPORATION
                                       OLD JORDAN TELECOMMUNICATIONS
                                                PRODUCT GROUP, INC.
                                       JORDAN TELECOMMUNICATIONS PRODUCT
                                                GROUP EUROPE, INC.
                                       VITELEC ELECTRONICS LIMITED
                                       JOHNSON COMPONENTS, INC.
                                       NEW VIEWSONICS, INC.
                                       SHANGHAI VIEWSONICS ELECTRONICS CO.,
                                                LTD.
                                       ADAPT COMMUNICATION SUPPLY CO. S. FL.
                                                INC.
                                       NORTHERN TECHNOLOGIES HOLDINGS,
                                                INC.
                                       NORTHERN TECHNOLOGIES, INC.
                                       NEW DURA-LINE CORPORATION
                                       DIVERSIFIED WIRE & CABLE, INC.
                                       BOND HOLDINGS, INC.
                                       NEW CAMBRIDGE PRODUCTS CORPORATION


                                       By:     /s/Thomas H. Quinn
                                          -------------------------------------
                                            Name: Thomas H. Quinn
                                                     Authorized Officer

                      NEW SUBSIDIARY CONSULTING AGREEMENT

         THIS NEW SUBSIDIARY CONSULTING AGREEMENT ("Agreement"), is executed as of the 25th day of July 1997 by and among JORDAN INDUSTRIES, INC., an Illinois corporation (hereinafter referred to as the "Consultant"), MOTORS AND GEARS HOLDINGS, INC., a Delaware corporation and each of the other parties a signatory hereto (hereinafter collectively referred to as the "Company").


                               W I T N E S E T H:
                               - - - - - - - - -

         WHEREAS, the Consultant has and/or has access to personnel who are highly skilled in the field of rendering advice to businesses and financial advice to the Company;

         WHEREAS, the Board of Directors of the Company has been made fully aware of the relationships of certain members of the Company's Board of Directors to the Consultant;

         WHEREAS, the Company's Board of Directors has reviewed in detail and discussed the terms and provisions of this Agreement and the fairness of this Agreement and whether more favorable agreements for the Company could be obtained from unaffiliated third parties; and

         WHEREAS, on the basis of its review of this Agreement, the Board of Directors of the Company deemed it advisable and in the best interests of the Company and necessary to the conduct, promotion, and attainment of the business objectives of the Company that the Company retain Consultant to provide business and financial advice to the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto do hereby agree as follows:

         1. The Company hereby retains the Consultant, through the Consultant's own personnel or through personnel available to the Consultant, to render consulting services from time to time to the Company and its direct and indirect subsidiaries (whether now existing or hereafter acquired) in connection with their business affairs. Consultant shall render such services to the Company and/or its direct and indirect subsidiaries in good faith and in accordance with professional standards and applicable law. The term of this Agreement shall commence the date hereof and continue until December 31, 2007, unless extended, or sooner terminated, as provided in Section 6 below. The Consultant's personnel shall be reasonably available to the Company's managers, auditors and other personnel for consultation and advice pursuant to this Agreement, subject to Consultant's reasonable convenience and scheduling. Services may be rendered at the Consultant's offices or at such other locations selected by the Consultant as the Company and the Consultant shall from time to time agree.

         2. Consultant shall be obligated to present to the Company all acquisition, business and investment opportunities identified by the Consultant that related to manufacturing, assembly, distribution or marketing of products and services in the motors and gears industry, and will not permitted to purse such opportunities or present such opportunities to third parties unless the Company determines not to pursue such opportunities or consents thereto, provided that this obligation will apply only to Consultant, and will not apply to any stockholders of affiliates of the Consultant, including The Jordan Company. This Agreement will not prohibit, and Consultant's stockholders and affiliates will not be prohibited from, pursuing such opportunities or offering them to third parties without the Company's consent.

         3. Subject to Section 5 hereof, the Company shall pay to the Consultant a consulting services fee of one percent (1%) of the net sales of the Company and its subsidiaries, without duplication, payable quarterly in arrears on the March 31, June 30, September 30 and December 31 of each year, starting with a pro rata payment on September 30, 1997 for the period from the date hereof through September 30, 1997. Notwithstanding and in addition to the foregoing, if the Consultant renders services to the Company outside the ordinary course of business, the Company shall pay an additional amount equal to the value of such extraordinary services rendered by the Consultant as may be separately agreed to between the Consultant and the Company.

         4. The Company shall promptly reimburse Consultant for out-of-pocket expenses (including, without limitation, an allocable amount of the Consultant's overhead expenses attributable to the Company and its direct and indirect subsidiaries, determined on actual usage, percentage revenue or such other basis as Consultant may determine), incurred by the Consultant and its personnel in performing services hereunder to the Company and its direct and indirect subsidiaries upon the Consultant rendering a statement therefor, together with such supporting data as the Company shall reasonably require.

         5. Notwithstanding the foregoing, the Company shall not be required to pay the fees under Section 3, (a) if and to the extent expressly prohibited by the provisions of any credit, stock, financing or other agreements or instruments binding upon the Company, its subsidiaries or properties, (b) if the Company has not paid cash interest on any interest payment date or has postponed or not made any principal payments with respect to any of their indebtedness on any scheduled payment dates, or (c) if the Company has not paid cash dividends on any dividend payment date as set forth in its certificate of incorporation or as declared by its Board of Directors, or has postponed or not made any redemptions on any redemption date as set forth in its certificate of incorporation or any certificate of designation with respect to its preferred stock, if any. Any payments otherwise owed hereunder, which are not made for any of the above-mentioned reasons, shall not be canceled but rather accrue, and shall be payable by the Company promptly when, and to the extent, that the Company is no longer prohibited from making such payments and when the Company has become current with respect to such principal or interest payments, has become current with respect to such dividends and has made such redemptions with respect to such preferred stock, if any. Any payment required hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum. This Section 5 will not, in any event, restrict or limit the Company's obligations under Sections 4, 9 and 10, which will be absolute and not subject to set-off.

         6. This Agreement shall be automatically renewed for successive one-year terms starting December 31, 2007 unless either party hereto, within sixty (60) days prior to the scheduled renewal date, notifies the other party as to its election to terminate this Agreement. Notwithstanding the foregoing, this Agreement may be terminated by not less than ninety (90) days' prior written notice from the Company to the Consultant at any time after (a) substantially all of the stock or substantially all of the assets of the Company or all of its subsidiaries are sold to an entity unaffiliated with the Consultant and/or a majority of the Company stockholders immediately prior to the sale, or (b) the Company is merged or consolidated into another entity unaffiliated with the Consultant and/or a majority of the Company's stockholders immediately prior to such merger and the Company is not the survivor of such transaction. Subject to the foregoing, the Agreement will not be terminated as a result of any Company ceasing to be a subsidiary of Jordan Industries, Inc. for financial reporting or other purposes.

         7. The Consultant shall have no liability to the Company on account of (a) any advice which it renders to the Company or any of its direct or indirect subsidiaries, provided the Consultant believed in good faith that such advice was useful or beneficial to the Company or any of its direct or indirect subsidiaries at the time it was rendered, or (b) the Consultant's inability to obtain financing or achieve other results desired by the Company (or any of its direct or indirect subsidiaries) or Consultant's failure to render services to the Company at any particular time or from time to time, or
(c) the failure of any acquisition, divestiture, financing or business plan to meet the financial, operating, or other expectations of the Company or any of direct or indirect subsidiaries. The Company's and any of its direct or indirect subsidiaries' sole remedy for any claim under this Agreement shall be termination of this Agreement.

         8. Notwithstanding anything contained in this Agreement to the contrary, but subject to Section 2, the Company agrees and acknowledges for itself and on behalf of its direct and indirect subsidiaries that the Consultant, TJC Management Corporation, The Jordan Company, MCIT PLC, Jordan/Zalaznick Capital Company, Leucadia National Corporation or any affiliates of any of the foregoing (collectively, the "Jordan Affiliates") and their respective shareholders, partners, employees, directors and agents intend to engage and participate in acquisitions and business transactions outside of the scope of the relationship created by this Agreement and neither the Consultant, any of the Jordan Affiliates nor any of their respective shareholders, partners, employees, directors or agents shall be under any obligation whatsoever to make such acquisitions or business transactions through the Company or any of its direct or indirect subsidiaries or offer such acquisitions or business transactions to the Company or any of its direct or indirect subsidiaries.

         9. The Company will, and will cause each of its direct and indirect subsidiaries to, indemnify and hold harmless to the fullest extent permitted by applicable law the Consultant, its affiliates and associates, each of the Jordan Affiliates, and each of the respective owners, partners, officers, directors, employees and agents of each of the foregoing, from and against any loss, liability, damage, claim or expenses (including the fees and expenses of counsel) arising as a result or in connection with this Agreement, the Consultant's services hereunder or other activities on behalf of the Company and its subsidiaries.

         10. Any payments paid by the Company under this Agreement shall not be subject to set-off and shall be increased by the amount, if any, of any taxes (other than income taxes) or other governmental charges levied in respect of such payments, so that the Consultant is made whole for such taxes or charges.

         11. (a) This Agreement may not be modified, waived, terminated or amended except expressly by an instrument in writing signed by the Consultant and the Company.

             (b) This Agreement may be assigned by either party hereto without the consent of the other party, provided, however, such assignment shall not relieve such party from its obligations hereunder. Any assignment of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

             (c) In the event that any provision of this Agreement shall be held to be void or unenforceable in whole or in part, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

             (d) Except as otherwise specifically provided herein, notice given hereunder shall be deemed sufficient if delivered personally or sent by registered or certified mail to the address of the party for whom intended at the principal executive offices of such party, or at such other address as such party may hereinafter specify by written notice to the other party.

             (e) If at any time after the date upon which this Agreement is executed, the Company acquires or creates one or more subsidiary corporations (a "Subsequent Subsidiary"), the Company shall cause such Subsequent Subsidiary to be subject to this Agreement and all references herein to the Company's "direct and indirect subsidiaries" shall be interpreted to include all Subsequent Subsidiaries.

             (f) Each subsidiary of the Company shall be jointly and severally liable and obligated hereunder with respect to each obligation, responsibility and liability of the Company, as if a direct obligation of such subsidiary.

             (g) No waiver by either party of any breach of any provision of this Agreement shall be deemed a continuing waiver or a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained.

             (h) Except as provided by that certain Termination Agreement, of even date herewith, by and among certain of the parties hereto, this Agreement sets forth the entire understanding of the Company and the Consultant, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof.

             (i) The Consultant and its personnel shall, for purposes of this Agreement, be independent contractors with respect to the Company.

             (j) This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       JORDAN INDUSTRIES, INC.


                                       By:
                                          -------------------------------------
                                            Name: Gordon L. Nelson, Jr.
                                                     Senior Vice President


                                       THE IMPERIAL ELECTRIC COMPANY
                                       THE SCOTT MOTORS COMPANY
                                       GEAR RESEARCH, INC.
                                       MOTORS AND GEARS HOLDINGS, INC.
                                       MOTORS AND GEARS, INC.
                                       MOTORS AND GEARS INDUSTRIES, INC.
                                       MERKLE-KORFF INDUSTRIES, INC.
                                       FIR GROUP HOLDINGS, INC.
                                       MOTORS AND GEARS AMSTERDAM B.V.
                                       MOTORS AND GEARS HOLDINGS
                                         AMSTERDAM B.V.
                                       FIR GROUP HOLDINGS ITALIA, S.r.l.
                                       CONSTRUGIONI INTALIANE MOTORI
                                                  ELETTRICI, S.p.a.
                                       SELIOSISTERNI, S.p.a.
                                       FIR ELECTROMECCANICA, S.p.a.


                                       By:
                                          -------------------------------------
                                            Name: Thomas H. Quinn
                                                     Authorized Officer